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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                               September 20, 2004

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                             VA Software Corporation
             (Exact name of registrant as specified in its charter)

            Delaware                   000-28369                  77-0399299
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(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

                              46939 Bayside Parkway
                            Fremont, California 94538
          (Address of principal executive offices, including zip code)

                          (510) 687-7000 (Registrant's
                     telephone number, including area code)


          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)


[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers;  Election of Directors;
Appointment of Principal Officers.

(d) Effective September 20, 2004, the Registrant's Board of Directors appointed Andrew Anker as a member of the Registrant's Board of Directors. Pursuant to the Registrant's 1999 Director Option Plan, Mr. Anker was granted an option to purchase 80,000 shares of the Registrant's Common Stock, vesting over a period of three years, with one quarter vesting on the date of grant and one thirty-sixth vesting each month thereafter. Mr. Anker will also be entitled to receive cash compensation and additional option grants in accordance with the Registrant's director compensation policy.



                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               VA SOFTWARE CORPORATION
                               a Delaware corporation

                            By:/s/ Kathleen R. McElwee
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                               Kathleen R. McElwee
                               Senior Vice President and Chief Financial Officer

Date:  September 30, 2004